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                                                                    Exhibit 10.2

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT

     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of April 14, 2003 by and among THE PANTRY, INC., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time a party hereto (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrower, individually a "Pledgor" and collectively the "Pledgors") and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent") for the several banks and other financial institutions as may from time to time become parties to such Credit Agreement (individually a "Secured Party" and collectively the "Secured Parties").

                                    RECITALS

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of January 28, 1999 (as amended, modified, extended, renewed or replaced, the "Existing Credit Agreement"), among the Borrower, the lenders party thereto, and the Administrative Agent, the lenders agreed to make loans and issue letters of credit upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Secured Parties party thereto, and the Administrative Agent, the Secured Parties have agreed to refinance the Existing Credit Agreement and make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein;

     WHEREAS, in connection with the Existing Credit Agreement, the Borrower entered into that certain Company Pledge Agreement dated as of October 23, 1997 and certain of the Guarantors entered into those certain Subsidiary Pledge Agreements each dated as of January 28, 1999 (as amended, modified, extended, renewed or replaced, the "Existing Pledge Agreements"); and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Secured Parties to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement (which amends and restates the Existing Pledge Agreements) to the Administrative Agent for the ratable benefit of the Secured Parties.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms that

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are defined in the Uniform Commercial Code from time to time in effect in the
State of New York (the "UCC") are used herein as so defined: Control, Entitlement Order, Financial Asset, Securities Account, Security Entitlement, Securities Intermediary and Security. For purposes of this Pledge Agreement, (a) the term "Secured Party" shall include any Affiliate of any Secured Party which has entered into a Hedging Agreement with any Pledgor and (b) the term "Hedging Agreement" shall mean any Hedging Agreement between any Secured Party and any Pledgor that is permitted by the terms of the Credit Agreement.

     2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

          (a) Pledged Capital Stock. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto (collectively, together with the Capital Stock and other interests described in clauses
     (y) and (z) and in Sections 2(b) and 2(c) below, the "Pledged Capital Stock"), including, but not limited to, the following:

               (y) subject to the percentage restrictions described above, all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; and

               (z) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, all shares of each class of the Capital Stock attributable to the affected Pledged Capital Stock of the successor entity formed by or resulting from such consolidation or merger, subject to the percentage restrictions described above.

          (b) Additional Interests. (i) 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock of any Person which

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     hereafter becomes a Domestic Subsidiary and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity of any Person which hereafter becomes a Foreign Subsidiary, including, without limitation, the certificates representing such Capital Stock.

          (c) Other Equity Interests. Subject to the percentage restrictions described above, any and all other Capital Stock owned by the Pledgors in any Domestic Subsidiary or any Foreign Subsidiary.

          (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

     Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter pledge and deliver additional shares of stock or other interests to the Administrative Agent as collateral security for the Pledgor Obligations. Upon such pledge and delivery to the Administrative Agent, such additional shares of stock or other interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not
Schedule 2(a) is amended to refer to such additional shares.

     3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"): (a) all of the Credit Party Obligations, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (b) all expenses and charges, legal and otherwise, reasonably incurred by the Administrative Agent and/or the Secured Parties in collecting or enforcing any of the Credit Party Obligations or in realizing on or protecting any security therefor, including without limitation the security granted hereunder.

     4. Delivery of the Pledged Collateral; Perfection of Security Interest. Each Pledgor hereby agrees that:

          (a) Delivery of Certificates. Each Pledgor shall deliver to the Administrative Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement (or at such later time as the Administrative Agent may agree), all certificates representing the Pledged Capital Stock owned by such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral owned by a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

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          (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or
     (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

          (c) Provisions Relating to Security Entitlements and Securities Accounts. With respect to any Pledged Collateral consisting of a Security Entitlement or held in a Securities Account, (i) the applicable Pledgor and the applicable Securities Intermediary shall enter into an agreement with the Administrative Agent granting Control to the Administrative Agent over such Pledged Collateral, such agreement to be in form and substance satisfactory to the Administrative Agent and (ii) the Administrative Agent shall be entitled, upon the occurrence and during the continuance of a Default or an Event of Default, to notify the applicable Securities Intermediary that it should follow the Entitlement Orders of the Administrative Agent and no longer follow the Entitlement Orders of the applicable Pledgor. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (A) transferred to a new Securities Account which is subject to a control agreement as provided above or (B) transferred to an account held by the Administrative Agent (in which it will be held until a new Securities Account is established).

     5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that so long as any of the Pledgor Obligations (other than contingent indemnity or reimbursement obligations) remains outstanding or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments shall have been terminated:

          (a) Authorization of Pledged Capital Stock. The Pledged Capital Stock is duly authorized and validly issued, is fully paid and nonassessable and is not subject to the preemptive rights of any Person. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

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          (b) Title. Each Pledgor is the legal, record and beneficial owner of the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien except for the security interest created by this Pledge Agreement or the Security Agreement or Permitted Encumbrances. There exists no "adverse claim" within the meaning of Section 8-102 of the UCC with respect to the Pledged Capital Stock of such Pledgor.

          (c) Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any law or governmental regulation, subject to compliance by the Administrative Agent with the requirements of any applicable securities laws, or any material contractual restriction binding on or affecting a Pledgor or any of its property.

          (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Capital Stock or third party is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Administrative Agent or the Secured Parties of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

          (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the ratable benefit of the Secured Parties, in the Pledged Collateral. The taking possession by the Administrative Agent of the certificates (if any) representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent's security interest in all certificated Pledged Capital Stock and such certificates and instruments. Upon the filing of UCC financing statements in the appropriate filing office in the location of each Pledgor's State of organization or formation, the Administrative Agent shall have a first priority perfected security interest in all uncertificated Pledged Capital Stock consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of uncertificated Securities or a Security Entitlement or held in a Securities Account, upon execution and delivery by the applicable Pledgor, the applicable Securities Intermediary or issuer and the Administrative Agent of an agreement granting Control to the Administrative Agent over such Pledged Collateral, the Administrative Agent shall have a first priority perfected security interest in such Pledged Collateral. Except as set forth in this Section, no action is necessary to perfect or otherwise protect such security interest.

          (f) No Other Capital Stock. Except as set forth on Schedule 2(a) attached hereto, no Pledgor owns any Capital Stock of any Domestic Subsidiary of the Borrower.

          (g) Partnership and Limited Liability Company Interests. Except as previously disclosed in writing to the Administrative Agent, none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or

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     traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

     6. Covenants. Each Pledgor hereby covenants that, so long as any of the Pledgor Obligations (other than contingent indemnity or reimbursement obligations) remains outstanding or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments shall have been terminated, such Pledgor shall:

          (a) Perfection of Security Interests. Mark its books and records (and shall cause the issuer of the Pledged Capital Stock of such Pledgor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement. To the extent permitted by applicable law, each Pledgor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Pledge Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Pledgor wherever the Administrative Agent may reasonably determine is appropriate. Each Pledgor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate
     (i) to assure to the Administrative Agent its security interests hereunder are perfected, including such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Pledgor hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Pledgor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Pledgor any documents which in the Administrative Agent's reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Pledgor Obligations remain outstanding (other than contingent indemnity or reimbursement obligations) or any Credit Document or Hedging Agreement (to the extent the obligations of such Pledgor thereunder constitute Pledgor Obligations) is in effect, and until all of the Commitments shall have terminated. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the

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     Collateral of any Pledgor or any part thereof, or to any of the Pledgor
     Obligations, such Pledgor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if any Pledgor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Pledgor pursuant to the power of attorney granted hereinabove).

          (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents; provided that in the event a Pledgor makes a sale of Pledged Collateral that is permitted by the terms of the Credit Agreement, the Administrative Agent shall release the Pledged Collateral that is the subject of such sale free and clear of any Lien and security interest under this Pledge Agreement or any other Credit Document concurrently with the consummation of such sale.

          (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, any and all action necessary to reasonably satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in all Pledged Capital Stock); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

          (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

          (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

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          (f) Issuance or Acquisition of Capital Stock. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

     7. Performance of Obligations; Advances by Administrative Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate for Alternate Base Rate Loans set forth in Section 2.11 of the Credit Agreement. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Hedging Agreement. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     8. Events of Default. The occurrence of an event that under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

     9. Remedies.

          (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the other Credit Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

          (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and upon ten (10) days written notice by the Administrative Agent of the time and place for a

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     public sale or of the time after which a private sale may take place, given in accordance with the notice provisions of Section 9.2 of the Credit Agreement, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent deems advisable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Secured Party may in such event, bid for the purchase of such securities. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) Registration Rights. If the Administrative Agent shall determine to exercise its right to sell all or any of the Pledged Collateral, each Pledgor agrees that, upon request of the Administrative Agent (which request may be made by the Administrative Agent in its sole discretion), such Pledgor will, at its own expense:

               (i) execute and deliver, and use its best efforts to cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to file a registration statement covering such Pledged Collateral under the provisions of the Securities Act of 1933 and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Administrative Agent;

               (iii) cause each issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act of 1933;

               (iv) to use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

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               (v) bear all costs and expenses, including reasonable attorneys'
          fees, of carrying out its obligations under this Section 12.

     Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9(c) will cause irreparable injury to the Administrative Agent, that Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9(c) shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Pledgor Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 9(c) shall in any way alter the other rights of the Administrative Agent under this Pledge Agreement.

     In the event of any public sale described in this Section 9(c), each Pledgor agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such persons may become subject or for which any of them may be liable, under the Securities Act of 1933 or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse Administrative Agent and such other persons for any legal or other expenses reasonably incurred by the Administrative Agent and such other persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including all fees, costs and expenses whatsoever reasonably incurred by the Administrative Agent and such other persons and counsel for the Administrative Agent and such other persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Pledgor may otherwise have and shall extend upon the same terms and conditions to each person, if any, that controls the Administrative Agent or such persons within the meaning of the Securities Act of 1933.

          (d) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such sale shall not be deemed to be not commercially reasonable solely because it was conducted as a private sale and that the Administrative Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such Pledged Collateral.

          (e) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 (or similar provision) of the UCC (or any successor sections of the UCC) or otherwise complying with the notice requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

          (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate for Alternate Base Rate Loans set forth in Section 2.11 of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

          (g) Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Administrative Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Secured

     Parties' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement.

     10. Rights of the Administrative Agent.

          (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

               (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Administrative Agent may reasonably determine in respect of the Pledged Collateral;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

               (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate in respect of the Pledged Collateral;

               (iv) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

               (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

               (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

               (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

               (viii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the

          Administrative Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

               (ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may determine;

               (x) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of such Pledgor into the name of the Administrative Agent or into the name of any transferee to whom the Pledged Capital Stock of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

               (xi) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

     This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Pledgor Obligations remain outstanding (other than contingent indemnity or reimbursement obligations), any Credit Document or Hedging Agreement is in effect and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

          (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Pledgor Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

          (c) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Administrative Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for
     (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          (d) Voting Rights in Respect of the Pledged Collateral.

               (i) So long as no Default or Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or shall refrain from exercising any such right if the Administrative Agent shall have notified the Pledgor that, in the Administrative Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Collateral for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Pledge Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Pledge Agreement or the Credit Agreement within the meaning of this Section 10(d)(i); and

               (ii) Upon the occurrence and during the continuance of a Default or an Event of Default, each Pledgor hereby grants to the Administrative Agent an irrevocably proxy to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection (d) and each Pledgor agrees that during such time it will not exercise such voting and other consensual rights.

          (e) Dividend and Distribution Rights in Respect of the Pledged Collateral.

               (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock or ownership interest dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

               (ii) Upon the occurrence and during the continuation of an Event of Default:

                    (A) all rights of a Pledgor to receive the dividends,
               distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection (e) shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                    (B) all dividends, distributions and interest payments which are received by a Pledgor contrary to the provisions of clause
               (A) of this subsection (ii) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

          (f) Release of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, Lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority Lien on all Pledged Collateral not expressly released or substituted.

     11. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in Section 2.13(b) of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion (but subject in all events to Section 2.13(b) of the Credit Agreement), notwithstanding any entry to the contrary upon any of its books and records.

     12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent or the Secured Parties, all of which costs and expenses shall constitute Pledgor Obligations hereunder.

     13. Continuing Agreement.

          (a) Upon this Pledge Agreement becoming effective in accordance with the terms hereof and of the other Credit Documents, the Existing Pledge Agreements shall be deemed amended and restated by this Pledge Agreement. This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding (other than contingent indemnity or reimbursement obligations) or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Pledgors, forthwith release all of its Liens and security interests hereunder and shall deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

          (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

     14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

     15. Successors in Interest; Release. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Secured Party or the Required Secured Parties, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or its officers, employees or agents.

     16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

     17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

     18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

     19. Governing Law; Submission to Jurisdiction and Service of Process; Waivers. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the Pledgors agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Pledge Agreement. Each Pledgor agrees not to assert any claim against the Administrative Agent, any Secured Party (including the Issuing Secured Party), any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Credit Document. The terms of Sections 9.14 and 9.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

     20. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     21. Entirety. This Pledge Agreement, the other Credit Documents and any Hedging Agreement represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement, the other Credit Documents, any such Hedging Agreement or the transactions contemplated herein and therein.

     22. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and any Hedging Agreement, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

     23. Obligations of Pledgors.

          (a) Each of the Guarantors is entering into this Security Agreement in consideration of the financial accommodation to be provided by the Secured Parties under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the joint and several undertakings of each of the Guarantors under the Guaranty provided pursuant to Article X of the Credit Agreement, and each Guarantor is granting the security interests in the Pledged Collateral of such Guarantor pursuant to this Security Agreement in support of its obligations under the Guaranty.

          (b) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:               THE PANTRY, INC.,
                        a Delaware corporation


                        By:    /s/ Daniel J. Kelly
                               -------------------------------------------------
                        Name:  Daniel J. Kelly
                        Title: Chief Financial Officer, Vice President - Finance
                               and Secretary


                        R & H MAXXON, INC.,
                        a South Carolina corporation


                        By:    /s/ Daniel J. Kelley
                               -------------------------------------------------
                        Name:  Daniel J. Kelly
                        Title: Executive Vice President and Assistant Secretary


                        KANGAROO, INC.,
                        a Georgia corporation


                        By:    /s/ Daniel J. Kelly
                               -------------------------------------------------
                        Name:  Daniel J. Kelly
                        Title: Executive Vice President and Assistant Secretary

Accepted and agreed to as of the date first above written.

                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                        as Administrative Agent


                        By:    /s/ Douglas S. Boothe
                               -------------------------------------------------
                        Name:  Douglas S. Boothe
                        Title: Director

                                  Schedule 2(a)

                                       to

                              Amended and Restated
                                Pledge Agreement

                           dated as of April 14, 2003

                in favor of Wachovia Bank, National Association,

                             as Administrative Agent

                                  PLEDGED STOCK

Pledgor: The Pantry, Inc.

Name of Subsidiary    Number of Shares  Certificate Number  Percentage Ownership
------------------    ----------------  ------------------  --------------------

Kangaroo, Inc.              8,000                                   100%
R. & H. Maxxon, Inc.        2,210                                   100%

                                  Exhibit 4(a)

                                       to

                              Amended and Restated
                                Pledge Agreement

                           dated as of April 14, 2003

                in favor of Wachovia Bank, National Association,

                             as Administrative Agent

                             Irrevocable Stock Power

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of capital stock of                      , a
                                         ---------------------    ------------
corporation:

                      No. of Shares     Certificate No.
                      -------------     ---------------

and irrevocably appoints                                    its Administrative
                         ----------------------------------
Agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The Administrative Agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                                          ,
                                           --------------
                                           a                [corporation]
                                             --------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------